UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2004


                         COMMISSION FILE NO.:  000-50229


                               FALCON NATURAL GAS CORP.
                               ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  NEVADA                                 98-0403897
---------------------------------------------  --------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


WESTCHASE CENTER, 2500 CITY WEST BLVD., SUITE 300, HOUSTON, TEXAS    77042
-----------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (713) 267-2240
                            ------------------------
                            (ISSUER TELEPHONE NUMBER)



                             COUNTRYSIDE REVIEW INC.
                              7225 BLENHEIM STREET
                         VANCOUVER, B.C., CANADA V6N 1S2
                         -------------------------------
                            (FORMER NAME AND ADDRESS)

     This Report on Form 8-K/A, Amendment No. 1 is being filed to provide audited financial statements, pro forma financial information, to update information regarding the majority shareholders in Item 1 and in Item 2 under the heading "Risk Factors," to include a heading under Item 2 entitled "Management's Discussion and Analysis or Plan of Operation," and to include information regarding a change in officers and directors in Item 5.

ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

     As previously reported on Form 8-K filed with the Commission on June 21, 2004, on June 1, 2004, Alan Aitchison acquired 10,000,000 of common stock of Falcon Natural Gas Corp. from Massimiliano Pozzoni. Mr. Pozzoni had purchased the shares as described below. Mr. Pozzoni transferred the shares of common stock to Mr. Aitchison as an incentive for Mr. Aitchison to take Mr. Pozzoni's place and become the President, Chief Executive Officer, Secretary and Treasurer of the Registrant. Prior to the transfer, Mr. Pozzoni exercised significant influence over the Registrant. As a result of the transfer, the following individuals will exercise significant influence over the Registrant:

Name                            Number of shares                  Percentage

Alan Aitchison                     10,000,000                       15.2%

Massimiliano Pozzoni                5,000,000                        7.6%

     On March 22, 2004, Massimiliano Pozzoni acquired an aggregate of 20,000,000 shares of common stock of the Registrant in exchange for $500,000 pursuant to three Stock Purchase Agreements with the following people: Doug Berry, Bernadette Berry and Lisa Zumpano. On the next day, Mr. Pozzoni returned 5,000,000 shares of the common stock to the Registrant, which shares were subsequently cancelled, returned to treasury and then retired and restored to the status of authorized and unissued. As a result of these transactions, significant influence over the Registrant shifted to Mr. Pozzoni who owned 33.3% immediately thereafter.

     Mr. Pozzoni served as the sole Director and the President, Secretary and Treasurer of the Registrant from March 2004 to June 2004. After the acquisition of Falcon Natural Gas Corporation, a Nevada corporation ("Falcon"), discussed below, and the issuance of 20,900,000 additional shares of the Registrant's common stock to the shareholders of Falcon, Mr. Pozzoni owned approximately 22.8% and continued to exercise significant influence over the Registrant. Mr. Pozzoni transferred 10,000,000 shares of Common Stock to Alan Aitchison as described above. The term "Company" shall include a reference to Falcon Natural Gas Corp. and Falcon Natural Gas Corporation unless otherwise stated.

     On April 12, 2004, the Registrant completed a 5:1 forward stock split of its then issued and outstanding common stock. The effect of the stock split has been retroactively reflected in this Report on Form 8-K unless otherwise stated.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

     On May 6, 2004, the Registrant acquired 100% of the issued and outstanding shares of Falcon in exchange for 20,900,000 shares of the Registrant's common stock. All of the shareholders of Falcon approved the transaction. As a result of the transaction, there were 65,900,000 shares of the Registrant's common stock outstanding immediately after the transaction.

DESCRIPTION OF THE BUSINESS

     Falcon is engaged in natural gas exploration activities in the Wilcox, Lower Lopeno sands in Starr County, Texas. The location is in close proximity to the Bob West gas field located in the Southeastern part of the State of Texas. Argyle Energy, Inc. assigned Falcon a 100% working interest and 70% net revenue interest in and to oil, gas and mineral leases on approximately 800 acres of land located in Starr County, Texas in exchange for $63,000 and 900,000 shares of Falcon's common stock, which shares were later exchanged for the Registrant's Common Stock. The Company is in the process of acquiring mineral rights leases to an additional 1,900 acres of land in Texas.

     During 2004, Falcon intends to use most of its resources to acquire the additional oil and gas leases in the Sate of Texas and to drill its first exploratory well. Falcon has entered into a contract with an unrelated entity that will perform a feasibility study on the leased property. The study was completed in June and as a result, Falcon intends to drill one 15,000 foot well to begin its exploration activities once it has raised the capital to do so. Falcon intends to drill four to five additional wells if it establishes that gas reserves exist on leased property, subject to raising additional capital.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

     Falcon does not currently offer any products or services for sale. If Falcon determines that there are commercial quantities of natural gas on the leased property, Falcon plans to produce and market the natural gas.

COMPETITIVE BUSINESS CONDITIONS

     The oil and gas industry is very competitive. It is affected by continuous shifts in supply and demand. Natural gas prices are at a 10-year high. The price of natural gas is not expected to drop in the near future. Natural gas is becoming the preferred source of energy over fossil fuels because it is an environmentally friendlier source of energy. The demand for natural gas is increasing and whether or not their will be an adequate supply is very uncertain.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

     The  Company  does  not  currently  have  any  customers.

PATENTS, TRADEMARKS & LICENSES

     The Company does not own any patents, trademarks, copyrights or other forms of intellectual property.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

     Falcon will be subject to various laws and regulations of the United States, the State of Texas and the municipalities in which it operates that govern the exploration, development and production of natural gas, the nature, extent and effects of which Falcon is in the process of determining.

RESEARCH & DEVELOPMENT OVER THE PAST TWO YEARS

     Falcon has not performed any research and development since inception on March 1, 2004.

EMPLOYEES

     Falcon has two (2) full-time employees. The Company will use several contractors on an as-needed basis to conduct its exploration activities. The Company believes itself to have good relations with its employees and contractors.

DESCRIPTION OF PROPERTY

     Falcon is in its exploratory stage. Falcon owns a 100% working interest and a 70% net revenue interest in and to oil, gas and mineral leases on approximately 800 acres of land located in Starr County, Texas. There are currently no productive wells or proven reserves on the acreage. All of the land is undeveloped. Falcon has not commenced any drilling, and there are no other related activities on the land at present.

     The Company leases approximately 180 square feet of office space in Houston, Texas. The monthly rental commitment for the lease is $1,300.

LEGAL  PROCEEDINGS

     The Company is not a party to, and its property is not the subject of, any pending legal proceeding.

RELATED  PARTY  TRANSACTIONS

     There are no transactions between the Company and its officers, directors or shareholders that own more than a 5% beneficial interest in the Company.

RISK  FACTORS

     NEED FOR ADDITIONAL FINANCING. Falcon has received $660,000 in initial financing to conduct its exploration activities and will need $1,000,000 of additional financing to complete the acquisition of 1,900 additional acres. In addition, Falcon will need to raise approximately $8,000,000 to drill and test its first well. If Falcon discovers commercial quantities of natural gas on the leased property, Falcon will need approximately $7,000,000 for each subsequent well that it desires to drill. Alternatively, the Company may seek a partner to fund further exploration or to purchase potential reserves. The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders. There is no assurance that additional financing will be available on favorable terms, if at all. If, at the completion of the exploration program, we have not discovered commercial quantities of natural gas on the leased property, it would have a materially adverse effect upon our ability to conduct future exploration on the leased property or any other property and our business would fail.

     RELIANCE ON KEY MANAGEMENT. The success of the Company depends upon the personal efforts and abilities of Alan Aitchison, a Director of the Company and the Company's President, Secretary, and Treasurer, and Massimiliano Pozzoni, a Director of the Company. The Company's ability to operate and implement its exploration activities is heavily dependent on the continued service of Messrs. Aitchison and Pozzoni, and the Company's ability to attract qualified contractors on an as-needed basis. The Company faces competition for such contractors. The Company cannot be certain that it will be able to attract and retain such contractors. The loss of Mr. Aitchison or Mr. Pozzoni or the Company's inability to attract qualified contractors on an as-needed basis could have a material adverse effect on the Company's business and operations.

     BECAUSE MR. AITCHISON HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS. Alan Aitchison is the Business Development Manager for Schlumberger in Peru, Colombia and Ecuador, part for the Schlumberger Group, a publicly traded company in the U.S. While Mr. Aitchison presently possesses adequate time to attend to our interests, it is possible that the demands on Mr. Aitchison from his other obligations could increase with the result that he may no longer be able to devote sufficient time as a Director of our Company. In addition, Mr. Aitchison may not possess sufficient time to serve as a Director of our Company if the demands increase substantially beyond current levels.

     BECAUSE MR. POZZONI HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS. Massimiliano Pozzoni is the Chief Executive Officer and a Director of Otish Mountain Diamond Company, a publicly traded company in the U.S. While Mr. Pozzoni presently possesses adequate time to attend to our interests, it is possible that the demands on Mr. Pozzoni from his other obligations could increase with the result that he may no longer be able to devote sufficient time as a Director of our Company. In addition, Mr. Pozzoni may not possess sufficient time to serve as a Director of our Company if the demands increase substantially beyond current levels.


     BECAUSE WE HAVE NOT COMMENCED BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE. We have not begun the initial stages of exploration on the leased property. We have no way to evaluate the likelihood that we will either discover commercial quantities of natural gas or be able to operate the business successfully should such quantities of natural gas be found. Falcon has not earned any revenues since inception on March 1, 2004. Readers of this report on Form 8-K/A should be aware of the difficulties normally encountered by new natural gas exploration companies such as Falcon, and the high rate of failure of such enterprises. Falcon's likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the exploration of the leased property that we plan to undertake. These potential problems include, but are not limited to, unanticipated problems relating to exploration, and additional costs and expenses that may exceed current estimates.

     Prior to completion of our exploration activities, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from the exploration of our leased property and the production of natural gas thereon, we will not be able to earn profits or continue operations.

     There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we cannot provide investors with any assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

     BECAUSE OF THE SPECULATIVE NATURE OF NATURAL GAS EXPLORATION, THERE IS SUBSTANTIAL RISK THAT NO COMMERCIALLY EXPLOITABLE NATURAL GAS WILL BE FOUND AND THAT THIS BUSINESS WILL FAIL. The search for commercial quantities of natural gas as a business is extremely risky. We cannot provide investors with any assurance that the leased property contains commercially exploitable quantities of natural gas. The exploration expenditures to be made by us may not result in the discovery of commercial quantities of natural gas. Problems such as unusual or unexpected formations and other conditions are involved in natural gas exploration and often result in unsuccessful exploration efforts. In such a case, we would be unable to complete our business plan.

     BECAUSE OF THE INHERENT DANGERS INVOLVED IN NATURAL GAS EXPLORATION, THERE IS A RISK THAT WE MAY INCUR LIABILITY OR DAMAGES AS WE CONDUCT OUR BUSINESS. The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, explosions and other hazards against which we cannot insure or against which we may elect not to insure. The payment of such liabilities may have a material adverse effect on our financial position.

     EVEN IF WE DISCOVER COMMERCIAL QUANTITIES OF NATURAL GAS ON THE LEASED PROPERTIES, WE MAY NOT BE ABLE TO SUCCESSFULLY OBTAIN COMMERCIAL PRODUCTION. The leased property does not contain any proven natural gas reserves. If our exploration programs are successful in establishing commercial quantities of natural gas, we will require additional funds in order to place the leased property into production. At this time we cannot provide investors with any assurance that we would be able to obtain such financing if required.

     BECAUSE MESSRS. ALAN AITCHISON AND MASSIMILIANO POZZONI, OWN AN AGGREGATE OF 22.8% OF OUR OUTSTANDING COMMON STOCK, THEY MAY HAVE A SIGNIFICANT INFLUENCE OVER CORPORATE DECISIONS THAT MAY BE ADVERSE TO OTHER MINORITY SHAREHOLDERS. Alan Aitchison, a Director of the Company and the Company's Chief Executive Officer, owns approximately 15.2% and Massimiliano Pozzoni, a director of the Company, owns approximately 7.6% of the outstanding shares of our common stock. Accordingly, they will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. The interests of Messrs.
Aitchison and Pozzoni may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other shareholders.

     IF THERE'S A MARKET FOR OUR COMMON STOCK, OUR STOCK PRICE MAY BE VOLATILE. If there's a market for our common stock, we anticipate that such market would be subject to wide fluctuations in response to several factors, including, but not limited to:

     (1)     actual or anticipated variations in our results of operations;
     (2)     our ability or inability to generate new revenues;
     (3)     increased competition; and
     (4)     conditions and trends in the natural gas industry.

Further, because our common stock is traded on the NASD over the counter bulletin board, our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. These market fluctuations, as well as general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

OVERVIEW

     Falcon Natural Gas Corporation was incorporated on March 1, 2004 under the laws of the State of Nevada. On May 6, 2004, the Registrant acquired 100% of the issued and outstanding common stock of Falcon pursuant to the Exchange. The Exchange will be accounted for as a reverse merger.

     Falcon is engaged in natural gas exploration activities in the Wilcox, Lower Lopeno sands in Starr County, Texas. The location is in close proximity to the Bob West gas field located in the Southeastern part of the State of Texas. Falcon acquired oil, gas and mineral leases on approximately 800 acres of land located in Starr County, Texas. Falcon is in the process of acquiring oil and gas leases to an additional 1,900 acres of land in Texas.

PLAN OF OPERATIONS

     Falcon obtained $631,940 (net of $60 of expenses) in financing to conduct its exploration activities. Falcon acquired from Argyle Energy, Inc. a 100% working interest and a 70% net revenue interest in 5 tracts of land of approximately 800 acres located in Starr County, Texas (the "Starr County Property"). Falcon is in the process of acquiring mineral rights leases to an additional 1,900 acres of land in Texas.

     Falcon does not expect to purchase or sale any plant or significant equipment during the next twelve months.

     Falcon can satisfy its cash requirements for the next three (3) months, at which time Falcon will need additional financing. In terms of planned research and development, Falcon contracted with an unrelated entity to perform a feasibility study on the Starr County Property. After the feasibility study is complete, Falcon intends to drill one 15,000 foot well to begin its exploration activities. Falcon will need to raise approximately $8,000,000 to drill its first well. Falcon intends to drill four to five additional wells if it establishes that gas reserves exist on the Starr County Property. Falcon will need approximately $7,000,000 for each subsequent well that it desires to drill. Alternatively, Falcon may seek a partner to fund further exploration or to purchase potential reserves.

     Falcon has two (2) full-time employees. Falcon will use several subcontractors on an as-needed basis to conduct its exploration activities. Falcon does not expect any significant changes in the number of employees.

RESULTS OF OPERATIONS

THE PERIOD FROM MARCH 1, 2004 (INCEPTION) THROUGH MAY 6, 2004

     Falcon has been in the exploration stage since its formation on March 1, 2004, and has not generated any revenues from its planned operations. To date Falcon has been primarily engaged in oil and gas exploration in Starr County, Texas.

     Falcon had a loss before income taxes of $94,449 for the period from March 1, 2004 to May 6, 2004, consisting of lease exploration expense of $55,350, officer and director fees of $22,551, office and general expense of $1,548, and professional fees of $15,000.

     Falcon had a net loss of $94,449 for the period from March 1, 2004 to May 6, 2004. Basic and diluted net loss per share was $0.01 at May 6, 2004.

LIQUIDITY AND CAPITAL RESOURCES

     As of May 6, 2004, Falcon had current assets of $458,280 consisting of cash and cash equivalents of $449,537, loans receivable from its parent of $7,500, and deposits of $1,243. As of May 6, 2004, Falcon had advances from shareholder of $100 which was its only current liability. As of May 6, 2004, Falcon had working capital of $458,180.

     Falcon had net cash provided by financing activities of $632,040 for the period from March 1, 2004 to May 6, 2004, consisting of a loan from shareholder in the amount of $100 and the issuance of common stock for $631,940 (net $60 of expenses). Falcon had net cash used by operating activities of $103,192 for the period from March 1, 2004 to May 6, 2004, consisting of a net loss of $94,449, an increase in notes receivable of $7,500, and an increase in deposits of $1,243. Falcon had net cash used by financing activities of $79,311 for the period from March 1, 2004 to May 6, 2004, attributable to the acquisition of oil and gas leases. Falcon experienced a $449,537 net increase in cash for the period from March 1, 2004 to May 6, 2004.

     Falcon can satisfy its cash requirements for the next three (3)months, at which time Falcon will need to raise $1,000,000 of financing in addition to the amount already raised to complete the anticipated acquisition of mineral interests on 1900 additional acres of land. Falcon contracted with an unrelated entity to perform a feasibility study on the Starr County Property. After the feasibility study is complete, Falcon intends to drill one 15,000 foot well to begin its exploration activities. In addition, Falcon will need to raise approximately $8,000,000 to drill the well. Falcon intends to drill four to five additional wells if it discovers commercial quantities of natural gas on the Starr County Property. In this event, Falcon will need to raise approximately $7,000,000 for each subsequent well that it desires to drill. Falcon may seek a partner to fund further exploration or to purchase potential reserves. Falcon does not have any commitments or identified sources of additional capital from third parties or from its parent company, or its parent company's officers, directors or majority shareholders. Falcon has not identified a partner to fund further exploration or to purchase potential reserves. There is no assurance that additional financing will be available on favorable terms, if at all, or that Falcon can find a partner. If Falcon is unable to raise additional financing or find a partner to provide financing, Falcon will not be able to acquire additional mineral interest or begin exploration on the Starr County Property and Falcon's business would fail.

Critical Accounting Estimates

     Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of any contingent assets and liabilities. On an on-going basis, we evaluate our estimates. We base our estimates on various assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

     We believe the following critical accounting policy affects our more significant judgments and estimates used in the preparation of our financial statements:

Going Concern. Falcon has been in the exploration stage since inception on March 1, 2004, and has not generated any revenues from its planned operations, has recorded a loss of $94,449 for the period ended May 6, 2004, and is in serious need of additional financing to fully implement its planned exploration. These factors among others indicate that Falcon may be unable to continue as a going concern, particularly in the event that it cannot obtain additional financing. The accompanying financial statements do not include any adjustments relating to the recoverability of recorded assets, or the amounts and classification of liabilities that might be necessary in the event Falcon cannot continue in existence.


ITEM  5.          OTHER  EVENTS

     In contemplation of the acquisition of Falcon and the change in focus of the Registrant's business, the Registrant changed its name effective April 12, 2004, to Falcon Natural Gas Corp. At the same time, the Registrant affected a 5:1 forward stock split, and reauthorized Two Hundred Million (200,000,000) shares of common stock with a par value of $0.00001 per share. As a result of the name change, the Registrant's common stock trades under the new stock symbol "FNGC". In addition, the former directors and officers of the Registrant resigned and Massimiliano Pozzoni, a director of Falcon, became the sole director and the President, Secretary and Treasurer of the Registrant, but has since resigned, as discussed below.

     As previously reported on Form 8-K filed with the Commission on June 21, 2004, Massimiliano Pozzoni resigned as President, Chief Executive Officer, Secretary, Treasurer and, in every other capacity in which he held an office, as Officer of the Registrant. On that same date, the Registrant's Board of Directors appointed Alan Aitchison as President, Chief Executive Officer,
Secretary,  Treasurer  and,  to  fill  a  vacancy  on  the  Board  of Directors,

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

     Financial  statements  for  Falcon  Natural  Gas  Corporation

     (a)  Financial  Statements  of  Business  Acquired

                         FALCON NATURAL GAS CORPORATION

                              FINANCIAL STATEMENTS

                                   May 6, 2004

                         FALCON NATURAL GAS CORPORATION


                                TABLE OF CONTENTS





INDEPENDENT  AUDITOR'S  REPORT                                     F-1


FINANCIAL  STATEMENTS

     Balance  Sheet                                                F-2
     Statement  of  Operations                                     F-3
     Statement  of  Stockholders' Equity                           F-4
     Statement of Cash Flows                                       F-5

NOTES TO FINANCIAL STATEMENTS                                      F-6

Board of Directors and Stockholders
Falcon  Natural  Gas  Corporation
Houston,  Texas

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


We have audited the accompanying balance sheet of Falcon Natural Gas Corporation (an exploration stage enterprise) as of May 6, 2004, and the related statements of operations, stockholders' equity and cash flows for the period from March 1, 2004 (inception) through May 6, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards established by the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Falcon Natural Gas Corporation as of May 6, 2004, and the results of its operations and its cash flows for the period from March 1, 2004 (inception) through May 6, 2004 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the Company has been in the exploration stage since inception, has an accumulated deficit, and has no revenues. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Williams  &  Webster,  P.S.
Certified Public Accountants
Spokane Washington
July  19,  2004


FALCON NATURAL GAS CORPORATION
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS
MAY 6, 2004
-----------


ASSETS
  CURRENT ASSETS
    Cash and cash equivalents                                       $            449,537
    Loan receivable-parent                                                         7,500
    Deposits                                                                       1,243
                                                                    ---------------------
      Total Current Assets                                                       458,280
                                                                    ---------------------

  OTHER ASSETS
    Oil and gas leases                                                           304,311
                                                                    ---------------------
      Total Other Assets                                                         304,311
                                                                    ---------------------

  TOTAL ASSETS                                                      $            762,591
                                                                    =====================


LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
    Advance from shareholder                                        $                100
                                                                    ---------------------
      Total Current Liabilities                                                      100
                                                                    ---------------------


  COMMITMENTS AND CONTINGENCIES                                                        -

  STOCKHOLDERS' EQUITY
    Common stock, $0.001 par value; 200,000,000 shares authorized,
      21,532,000 shares issued and outstanding                                    21,532
    Additional paid-in capital                                                   855,408
    Subscriptions receivable                                                     (20,000)
    Deficit accumulated during exploration stage                                 (94,449)
                                                                    ---------------------
      Total Stockholders' Equity                                                 762,491
                                                                    ---------------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $            762,591
                                                                    =====================

   The accompanying notes are an integral part of these financial statements.


FALCON NATURAL GAS CORPORATION
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF OPERATIONS
FROM MARCH 1, 2004 (INCEPTION OF EXPLORATION STAGE) TO MAY 6, 2004
------------------------------------------------------------------

REVENUES                             $                       -
                                     --------------------------

GENERAL AND ADMINISTRATIVE EXPENSES
  Lease exploration                                     55,350
  Officer and directors fees                            22,551
  Office and general                                     1,548
  Professional fees                                     15,000
                                     --------------------------
     Total Expenses                                     94,449
                                     --------------------------

LOSS BEFORE INCOME TAXES                               (94,449)

PROVISION FOR TAXES                                          -
                                     --------------------------

NET LOSS                                          (94,449)
                                     ==========================


NET LOSS PER COMMON SHARE,
  BASIC AND DILUTED                                   (0.01)
                                     ==========================

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES OUTSTANDING,
  BASIC AND DILUTED                                 15,021,978
                                     ==========================

   The accompanying notes are an integral part of these financial statements.


FALCON NATURAL GAS CORPORATION
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
---------------------------------


                                                                                                  Deficit
                                       Common Stock                                             Accumulated
                                   -------------------      Additional                            During            Total
                                    Number of                Paid-in         Subscriptions      Exploration     Stockholders'
                                     Shares      Amount      Capital          Receivable           Stage       Equity (Deficit)
                                  ------------- ---------  --------------    --------------    -------------   ----------------
                                               $          $                 $                 $                $
Balance, March 1, 2004                     -          -               -                  -              -                 -

Stock issued for $0.001
  per share                         20,000,000   20,000               -            (20,000)             -                 -

Shares issued for acquisition
  of leases at $0.25 per share         900,000      900         224,100                  -              -            225,000

Shares issued  for cash at
  $1.00 per share net of
  expenses of $60                      632,000      632         631,308                  -              -            631,940

Net loss for the period ended
  May 6, 2004                              -          -               -                  -         (94,449)          (94,449)
                                  ------------- ---------  --------------    --------------    -------------   ----------------

BALANCE, May 6, 2004                21,532,000 $ 21,532   $     855,408     $      (20,000)   $    (94,449)    $     762,491
                                  ============= =========  ==============    ==============    =============   =================


   The accompanying notes are an integral part of these financial statements.


FALCON NATURAL GAS CORPORATION
(A EXPLORATION STAGE COMPANY)
STATEMENT OF CASH FLOWS
FROM MARCH 1, 2004 (INCEPTION OF EXPLORATION STAGE) TO MAY 6, 2004
------------------------------------------------------------------




CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                              $                    (94,449)

  Changes in assets and liabilities:
    Notes receivable                                                          (7,500)
    Decrease (increase) in deposits                                           (1,243)
                                                        -----------------------------
       Net cash used by operating activities                                (103,192)
                                                        -----------------------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
    Acquisition of oil and gas leases                                        (79,311)
                                                        -----------------------------
       Net cash used by investing activities                                 (79,311)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
    Loan from shareholder                                                        100
    Issuance of common stock for cash                                        631,940
                                                        -----------------------------
         Net cash provided by financing activities                           632,040
                                                        -----------------------------

  Net increase (decrease) in cash and cash equivalents                       449,537

Cash and cash equivalents beginning of period                                      -
                                                        -----------------------------

Cash and cash equivalents end of period                                      449,537
                                                        =============================


SUPPLEMENTAL CASH FLOW DISCLOSURES:
  Income taxes paid                                                               -
                                                        =============================
  Interest paid                                                                   -
                                                        =============================

NON-CASH INVESTING AND FINANCING TRANSACTIONS:
  Stock issued for oil and gas leases                   $                    225,000
  Stock issued for subscription receivable              $                     20,000

   The accompanying notes are an integral part of these financial statements.

FALCON NATURAL GAS CORPORATION
(A EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
MAY 6, 2004


NOTE  1  -  ORGANIZATION  AND  DESCRIPTION  OF  BUSINESS

Falcon Natural Gas Corporation. ("the Company") was incorporated on March 1, 2004 under the laws of the State of Nevada primarily for the purpose of oil and gas exploration. The Company is a wholly owned subsidiary of Falcon Natural Gas Corp.

The Company's principal office is located in Vancouver, British Columbia, Canada. The Company's year-end is December 31.


NOTE  2-SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Accounting  Method
------------------
The Company's financial statements are prepared using the accrual method of accounting.

Use  of  Estimates
------------------
The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Exploration  Stage  Activities
------------------------------
The Company has been in the exploration stage since its formation on March 1, 2004 and has not realized revenues from its planned operations. It has been primarily engaged in oil and gas exploration.

Concentration  of  Risk
-----------------------
The Company maintains a cash account in one commercial bank in Houston, Texas. Although the financial institution is considered creditworthy and has not experienced any losses on its deposits, at May 6, 2004, the Company's cash balance exceeded Federal Deposit Insurance Corporation (FDIC) limits by $349,537.

Cash  and  Cash  Equivalents
----------------------------
The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Derivative  Instruments
-----------------------
The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (hereinafter "SFAS No. 131"), as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", and SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". These standards establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At May 6, 2004, the Company had not engaged in any transactions that would be considered derivative instruments or hedging activities.

Foreign  Currency  Translation  Gains/Losses
--------------------------------------------
The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year, except gains or losses relating to long-term debt that are deferred and amortized over the remaining term of the debt. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

Impaired  Asset  Policy
-----------------------
In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (hereinafter "SFAS No. 144"). SFAS No. 144 replaces SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations. SFAS No. 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. The
Company has no long-lived assets at the present time and therefore no adjustments are needed to the carrying value of its assets at May 6, 2004.

Fair  Value  of  Financial  Instruments
---------------------------------------
The carrying amounts for cash, loan receivable, and advances approximate their fair value.

Revenue  Recognition
--------------------
Revenues and cost of revenues will be recognized when services or products are furnished or delivered. At May 6, 2004, no revenues were realized or recognized by the Company.

Provision  for  Taxes
---------------------
Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the "more likely than not" standard imposed by SFAS No. 109 to allow recognition of such an asset.

At May 6, 2004, the Company had net deferred tax assets (calculated at an expected rate of 34%) of approximately $32,000 principally arising from net operating loss carryforwards for income tax purposes. The net deferred taxes are calculated based upon both federal and state expected tax rates. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the net deferred tax asset, a valuation allowance equal to the net deferred tax asset has been recorded at May 6, 2004. The significant components of the deferred tax asset at May 6, 2004 were as follows:

              Net operating loss carryforward          $     94,400
                                                       =============
              Deferred tax asset                       $     32,000
              Deferred tax asset valuation allowance        (32,000)
                                                       -------------
                            Net tax assets             $          -
                                                       =============

At May 6, 2004, the Company has net operating loss carryforwards of approximately $94,400, which expire in the year 2024.


Basic  and  Diluted  Net  Loss  Per  Share
------------------------------------------
Net loss per share was computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. At May 6, 2004, basic and diluted net loss per share are the same, as there were no common stock equivalents outstanding.

Going  Concern
--------------
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company has generated no revenues since inception. For the period ended May 6, 2004, the Company recorded a loss of $94,449 and had an accumulated deficit. The Company, being an exploration stage enterprise, is currently implementing a revised business plan that will, if successful, mitigate these factors that raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Recent  Accounting  Pronouncements
----------------------------------
In  April  2003,  the  Financial  Accounting Standards Board issued Statement of
Financial Accounting Standards No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (hereinafter "SFAS No. 149"). SFAS No. 149 amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The Company's financial statements are not impacted by the adoption of this statement.

In May 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (hereinafter "SFAS No. 150"). SFAS No. 150 establishes standards for classifying and measuring certain financial instruments with characteristics of both liabilities and equity and requires that those instruments be classified as liabilities in statements of financial position. Previously, many of those instruments were classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The
Company's financial statements are not impacted by the adoption of this statement.


NOTE  3  -  RELATED  PARTY  TRANSACTIONS

A shareholder advanced the Company $100 to open the Company's bank account. The funds advanced are unsecured, non-interest bearing, and due on demand.

During the period ended May 6, 2004, the Company advanced $7,500 to the parent company for payment of general office expenses. The loan is unsecured and non-interest bearing.

NOTE  4  -  COMMON  STOCK

Upon incorporation, the Company authorized the issuance of 200,000,000 shares of common stock at a par value of $0.001 per share. The Company issued 20,000,000 shares of common stock during May 2004 as a subscription receivable

During the period ended May 6, 2004, the Company issued for cash 632,000 shares of common stock at $1.00 per share, less expenses of $60, for a net of $631,940. The Company also issued 900,000 shares of common stock in partial payment of an oil and gas lease. The shares were valued at $0.25 per share, or $225,000.


NOTE  5  -OIL  AND  GAS  LEASES

During the period ended May 6, 2004, the Company paid cash and issued stock for oil and gas leases.

The leases, assigned from Argyle Energy Corp (hereinafter "Argyle"), entitles the Company to 100% of the working interest and 70% of the net revenue interest in 5 tracts of land in Starr County, Texas.

     (b)  Pro  Forma  Financial  Information

                             FALCON NATURAL GAS CORP
                       (FORMERLY COUNTRYSIDE REVIEW, INC.)

                          PROFORMA FINANCIAL STATEMENTS



The following proforma financial statements reflect the combination of Countryside Review, Inc. ("Countryside") with Falcon Natural Gas Corporation ("Falcon") for the periods presented. The Falcon proforma statements of operations are presented for the period from March 1, 2004 (inception) to March 31, 2004 (unaudited). The Countryside proforma statements of operations are presented for the three months ended March 31, 2004 (unaudited). The proforma balance sheet is presented at March 31, 2004 (unaudited) for Falcon Natural Gas Corporation and at March 31, 2004 (unaudited) for Countryside. The proformas reflect the result of the merger agreement between Countryside and the shareholders of Falcon.

The proforma financial statements have been prepared utilizing the historical financial statements of Falcon and Countryside. These proforma financial statements should be read in conjunction with the historical financial statements and notes thereto of Falcon and Countryside.

The proforma financial statement of operations assumes that the combination occurred at the beginning of the periods presented in the statements. All inter-company accounts and transactions have been eliminated. Countryside and Falcon both have a year end of December 31, 2004.


The proforma financial statements do not purport to be indicative of the financial positions and results of operations, which actually would have been obtained if the combination had occurred on the dates indicated, or the results, which may be obtained in the future.


FALCON NATURAL GAS CORP.
(FORMERLY COUNTRYSIDE REVIEW, INC.)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS

              PROFORMA
==================================================================================================================
                                   COUNTRYSIDE                FALCON
                                   REVIEW, INC             NATURAL GAS                                PROFORMA
                                     MARCH 31,             CORPORATION                                COMBINED
                                       2004               MARCH 31, 2004             ELIMINATIONS       TOTAL
                                   (UNAUDITED)              (UNAUDITED)               (UNAUDITED)     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT
  Cash and equivalents            $    2,681              $     566,404             $            -     $   569,085
  Deposits                                 -                      1,243                          -           1,243
------------------------------------------------------------------------------------------------------------------
    Total Current Assets               2,681                    567,647                          -         570,328
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
  Oil and gas leases                       -                    288,000                          -         288,000
------------------------------------------------------------------------------------------------------------------
    Total Other Assets                     -                    288,000                          -         288,000
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                      $    2,681              $     855,647             $            -     $   828,328
==================================================================================================================
LIABILITIES

CURRENT
  Accounts payable                $    3,686              $           -             $            -     $     3,686
  Accounts payable - shareholders      3,216                        100                          -           3,316
------------------------------------------------------------------------------------------------------------------
    Total Current Liabilities          6,902                        100                          -           7,002
------------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES              -                          -                          -               -
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      6,902                        100                          -           7,002
------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (DEFICIENCY)
  Common stock                           450                     21,532                     (21,317) a         665
  Additional paid-in capital          99,550                    855,408                     (82,904) a/b   872,054
  Subscriptions receivable                 -                    (20,000)                         -         (20,000)
  Retained earnings (deficit)
    during development stage        (104,221)                    (1,393)                    104,221  b      (1,393)
------------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY
   (DEFICIENCY)                       (4,221)                   855,547                          -         851,326
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY           $    2,681              $     855,647             $            -     $   858,328
==================================================================================================================



A     to convert par value of shares to the registrant's value
B     to close the accumulated deficit to additional paid in capital

            See accompanying notes to proforma financial statements.


FALCON NATURAL GAS CORP.
(FORMERLY COUNTRYSIDE REVIEW, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

              PROFORMA
==================================================================================================================
                                   COUNTRYSIDE            FALCON NATURAL
                                   REVIEW, INC           GAS CORPORATION
                                   THREE MONTHS           THREE MONTHS
                                      ENDED                   ENDED                               PROFORMA
                                     MARCH 31,               MARCH 31,                           COMBINED
                                       2004                    2004             ELIMINATIONS       TOTAL
                                   (UNAUDITED)              (UNAUDITED)          (UNAUDITED)     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------
REVENUE                           $         -              $         -          $         -      $         -
COST OF REVENUE                             -                        -                    -                -
------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                -                        -                    -                -
------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  Office and general                     572                       150                    -              722
  Rent                                 3,000                     1,243                    -            4,243
  Professional fees                    5,797                         -                    -            5,797
------------------------------------------------------------------------------------------------------------------
     Total Operating Expenses          9,369                     1,393                    -           10,762
------------------------------------------------------------------------------------------------------------------

OPERATING LOSS                        (9,369)                   (1,393)                   -          (10,762)
------------------------------------------------------------------------------------------------------------------

NET LOSS BEFORE TAXES                 (9,369)                   (1,393)                   -          (10,762)
------------------------------------------------------------------------------------------------------------------

INCOME TAX                                  -                        -                    -                -
------------------------------------------------------------------------------------------------------------------

NET LOSS                              (9,369)                   (1,393)                   -          (10,762)
------------------------------------------------------------------------------------------------------------------

NET LOSS PER SHARE                $       nil              $        nil         $         nil    $       nil
------------------------------------------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING              49,505,495                 6,697,582                    -       56,203,077
------------------------------------------------------------------------------------------------------------------



            See accompanying notes to proforma financial statements.

                            FALCON NATURAL GAS CORP.
                       (FORMERLY COUNTRYSIDE REVIEW, INC.)

                     NOTES TO PROFORMA FINANCIAL STATEMENTS


Effective April 12, 2004, Countryside Review, Inc. completed a merger with Falcon Natural Gas Corporation and adopted the name of Falcon Natural Gas Corp. (the "Company"). Under the terms of the agreement, the Company authorized a 5 to1 forward stock split of the originally issued and outstanding Countryside
Review Inc. shares. The Company also reauthorized two hundred million (200,000,000) shares of common stock with a par value of $0.00001 per share.

The proforma financial statements contain adjustments to characterize the transactions of Falcon Natural Gas Corporation as those of Countryside Review, Inc. for the periods presented. The Falcon Natural Gas Corporation proforma statements of operations are presented for the period from March 1, 2004
(inception) to March 31, 2004 (unaudited). The Countryside Review, Inc. proforma statements of operations are presented for the three months ended March 31, 2004 (unaudited). The proforma balance sheet is presented at March 31, 2004 (unaudited) for Falcon Natural Gas Corporation and Countryside Review, Inc.

The adjustments to the proforma balance sheets are as follows: (a) to adjust the par value of the common stock to the par value of the registrant, (b) to close out the accumulated deficit of Countryside to additional paid in capital.

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     (c)  Exhibits:

2.1(1)     Exchange  Agreement

(1) Incorporated by reference to the Form 8-K filed with the SEC on May 7, 2004.

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Falcon Natural Gas Corp.


August 3, 2004


/s/ Alan Aitchison
------------------------------------------
Alan Aitchison
Chief Executive Officer

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